Exhibit 99.1

AMIH’s LifeGuru Online Life-Coaching Platform

Ramping-up Coach Recruitment Phase to Enter $1 Billion Market;

www.LifeGuru.me Adds Robust Suite of New Service Features

Plano, TX – August 10, 2021 — American International Holdings Corp. (OTCQB: AMIH) (“AMIH” or “Company”), a diversified holding company that develops, acquires and operates technology-based health and wellness companies, today announced that its LifeGuru online life-coaching platform subsidiary has added numerous, robust new service features along with important upgrades and enhancements to www.LifeGuru.me – triggering its ramp-up of coach recruitment initiatives.

The LifeGuru online platform enables consumers to connect directly with a variety of expert life, executive, health and wellness, leadership, and career coaches worldwide for affordable, expert tele-video coaching and mentorship services from their laptop or mobile device.

Back on May 21, AMIH CEO Jacob Cohen’s Letter to Shareholders stated, “Limited in scope and beta in nature at the moment, the robust LifeGuru platform has been designed to be a globally accessible company accommodating business in multiple languages and accepting multiple currencies.” Since that day, in a mere ten weeks, Jane Sorrell, LifeGuru’s CEO and the Company’s talented team of developers, designers and analysts, have worked diligently to produce a robust, fully functional life-coaching platform.

“I am delighted to report that, with our primary build-out and numerous site enhancements now complete, we can focus our resources and energy on signing up life coaches — across all various coaching categories — both throughout the US and internationally,” Mr. Cohen said, “Upon reaching our initial target number of coaches, we will execute on our strategic marketing programs to build our client base.

“Just in the US alone, life coaching is a $1 billion total addressable market (TAM),” he added. “We believe that our convenient lower-cost, higher-margin online business model and user-friendly platform holds great promise not only to capture market share but to disrupt the marketplace and increase our TAM.”

A partial list of additional features, enhancements and upgrades made to the LifeGuru.me site over the past several months includes:

-	Upgraded Coach Services Hub: Provides coaches a simple-to-navigate “all under one roof” environment including: direct client inquiries, promotion of services, calendar management with session booking and scheduling, new payout and reporting features implemented and integrated with merchant payment system, and proprietary private, and secure in-house video conferencing
-	New Blog Section: Enables coaches to showcase their expertise, and promote their practice with distinctive content for current and prospective clients
-	More Flexible Service Options: Offers three different coach subscription levels, including a “90-day free trial” option
-	Featured Coaches Carousel: Allows certain coaches to be featured on the Lifeguru.me home page
-	Auto Prompted Testimonials: At the conclusion of each session, prompts clients to leave genuine reviews which are displayed on each coach’s profile
-	Website Mobile Optimization: Overall site enhancements for easier and seamless tele-video and interaction with coaches across all mobile devices and platforms

Commenting on LifeGuru’s rapid progress building out its front-end and back-office functionality, Ms. Sorrell said, “We are delighted with all of the new services, features and technological enhancements that we’ve made to www.LifeGuru.me since we first launched the website just a few months ago. Today, with a fully functional website and the features we know coaches and clients alike want — intuitively organized for easy navigation — we are far better positioned as we ramp up our extensive, strategic digital marketing initiative to attract new coaches to LifeGuru.

“That said,” she added, “We will always be working to improve the site with input from our coaches and their clients as well as through technological advancements such as 5G. We have a number of exciting new features and services actively under development that I’m looking forward to rolling out in the months ahead.”

About Life Guru

LifeGuru’s mission is to guide and empower people around the world to master their lives. Finding the right coach can have a life-changing, positive impact and should be available to everyone regardless of where they live in the world. LifeGuru plans to connect consumers via live one-on-one private sessions to a variety of skilled coaches. LifeGuru coaches will have diverse backgrounds specializing in career, health and well-being, executive, leadership, and personal transformational life coaching. All coaches will be rated by members to ensure a quality experience.

LifeGuru intends to initially generate revenues by: (a) providing coaches with access to its online platform through the sale of monthly and yearly subscription packages, and (b) receiving a portion of the fees collected by the coaches for client coaching sessions. As a centralized working hub for coaches with all services under one roof, LifeGuru intends to revolutionize how coaches run their online practice. It aims to provide a global platform where coaches can: truly standout and showcase each of their specialties and skills; be easily matched with their target market, and be supported with LifeGuru resources to elevate the coaching partnership.

About American International Holdings Corp.

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, affordable subscriber-based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, our limited operating history; our need for additional funding to support our operations, repay debt and expand our operations; the effects of COVID-19 on our operations and prospects, including the recent closures of our MedSpas and nutrition store, and the future effects of COVID-19 on us and our operations; the fact that our MedSpas and our nutrition store have been shut down and we have discontinued operations; impairments we may be required to assess in connection with our assets and goodwill as a result of such shutdowns and/or otherwise; risks associated with our recent launch of a telehealth platform, including liability in connection therewith, funding needed to support such operations and other risks associated with the operations of the telehealth platform; disruptions to our operations or liabilities associated with future acquisitions; our ability to continue as a going concern; our dependence on our sole officer and director, Jacob D. Cohen, including the lack of independent directors, and related party transactions affecting the Company; competition we face; our ability to maintain our varied operations, and service our indebtedness; material weaknesses in our controls and procedures; our ability to obtain and maintain adequate insurance; legal challenges and litigation; liability associated with our contracting operations; the terms of Mr. Cohen’s employment agreement; dilution caused by the conversion of outstanding notes, conversion of preferred stock, exercise of outstanding warrants, and future fund-raising activities; price of, volatility in, and lack of robust trading market for, our common stock; the fact that Mr. Cohen has voting control over the Company; and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance, or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors Relations Contact

Frank Benedetto

(619) 915-9422

https://investors.amihcorp.com/